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                                EXHIBIT (5)(a)

                              FORM OF APPLICATION
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Application for variable annuity
Issued by: Transamerica Life Insurance Company ("Transamerica Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the application and a check: Transamerica Life Insurance Company. Attn: Variable Annuity Department.
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
1. OWNER              In the event the owner is a trust, please provide verification of trustees.
--------------------
                      Name:                                                    Phone No.:
If no annuitant is    --------------------------------------------------------------------------------------------------------------
specified in #2, the  Address:                                         City:                      State:          Zip:
Owner will be the     --------------------------------------------------------------------------------------------------------------
Annuitant.
                      [_] Male   [_] Female     SS#/TIN [_][_][_]-[_][_]-[_][_][_][_] Birthdate [_][_]/[_][_]/[_][_][_][_]
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JOINT OWNER           Name:                                                    Phone No.:
--------------------  --------------------------------------------------------------------------------------------------------------
                      Address:                                         City:                      State:          Zip:
                      --------------------------------------------------------------------------------------------------------------

                      [_] Male   [_] Female     SS#/TIN [_][_][_]-[_][_]-[_][_][_][_] Birthdate [_][_]/[_][_]/[_][_][_][_]
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2. ANNUITANT          Name:                                                    Relationship to Owner:
--------------------  --------------------------------------------------------------------------------------------------------------
Complete only if      Address:                                         City:                      State:          Zip:
different from        --------------------------------------------------------------------------------------------------------------
Owner.
                      [_] Male   [_] Female     SS#/TIN [_][_][_]-[_][_]-[_][_][_][_] Birthdate [_][_]/[_][_]/[_][_][_][_]
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3. BENEFICIARY(IES)   Primary:                                         Relationship to Annuitant:                             %
--------------------  ---------------------------------------------------------------------------------------------   ---------
                      Primary:                                         Relationship to Annuitant:                             %
                      ---------------------------------------------------------------------------------------------   ---------
                      Contingent:                                      Relationship to Annuitant:                             %
                      ---------------------------------------------------------------------------------------------   ---------
                      Contingent:                                      Relationship to Annuitant:                             %
                      ---------------------------------------------------------------------------------------------   ---------
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4. TELEPHONE          Following is authorized to make telephone transfer requests (check one only):
TRANSFERS             [_] Owner(s) only, or
--------------------  [_] Owner(s) and Owner's Registered Representative (Print Rep Name) ________________________________________
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5. ALLOCATION         Please check selected funds and fixed accounts. The initial premium will be allocated as selected here.
OF PREMIUM            If Dollar Cost Averaging, see section 7 on reverse side.
PAYMENTS
--------------------  VARIABLE OPTIONS:
                      AIM V.I. Balanced Fund                      .0%     Oppenheimer Main Street Small Cap
--------------------                                        ---------
Initial Premium       AIM V.I. Dent Demographic Trends Fund       .0%       Fund/VA                                .0%
$                                                           ---------                                        ---------
--------------------  AIM V.I. Value Fund                         .0%     Putnam VT Growth & Income Fund           .0%
                                                            ---------                                        ---------
                      BlackRock Global Science & Technology       .0%     Putnam VT International Growth Fund      .0%
                                                            ---------                                        ---------
                      BlackRock Large Cap Value                   .0%     Putnam VT Investors Fund                 .0%
                                                            ---------                                        ---------
Make check payable    BlackRock Mid Cap Growth                    .0%
to Transamerica Life                                        ---------                                              .0%
Insurance Company.    Federated International Small                       _________________________________  ---------
                        Company Fund II                           .0%                                              .0%
                                                             --------     _________________________________  ---------
Type of Annuity:      Federated Prime Money Fund II               .0%                                              .0%
                                                             --------     _________________________________  ---------
[_] Non-qualified     Federated Quality Bond Fund II              .0%
                                                             --------
Qualified Types:      Federated Small Cap Strategies
                        Fund II                                   .0%     FIXED OPTIONS:
                                                             --------
Also complete         Fidelity-VIP Growth Portfolio               .0%     Dollar Cost Averaging                    .0%
Section 6.                                                   --------                                        ---------
[_] IRA               Fidelity-VIP High Income Portfolio          .0%     (Must complete section 7.)
                                                             --------
[_] Roth IRA          Fidelity-VIP II Index 500 Portfolio         .0%     1 Year Guarantee Period                  .0%
                                                             --------                                        ---------
[_] SEP/IRA           MFS Emerging Growth Series                  .0%     3 Year Guarantee Period                  .0%
                                                             --------                                        ---------
[_] 403(b)            MFS Investors Growth Stock Series           .0%     5 Year Guarantee Period                  .0%
                                                             --------                                        ---------
[_] Keogh             MFS Utilities Series                        .0%     7 Year Guarantee Period                  .0%
                                                             --------                                        ---------
[_] Roth Conversion   Oppenheimer Global Securities Fund/VA       .0%
                                                             --------
[_] Other _________   Oppenheimer Main Street Growth &                    Total Variable and Fixed                100%
                        Income Fund/VA                            .0%                                        ---------
                                                             --------

                        . Policy values, when allocated to
                          any of the Variable Options are
                          not guaranteed as to fixed
                          dollar amount.

                        . When funds are allocated to
                          Fixed Account Guarantee
                          Periods, policy values under
                          policy may increase or decrease
                          in accordance with Excess
                          Interest Adjustment prior to the
                          end of Guarantee Period.

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6. QUALIFIED PLAN     IRA / SEP / ROTH IRA
INFORMATION           $___________________ Contribution for tax year __________
--------------------  $___________________ Trustee to Trustee Transfer
                      $___________________ Rollover from [_] IRA   [_] 403(b) [_] Pension
                                           [_] Other_____________________________________

                        ROTH IRA Rollover
                        [_][_]/[_][_]/[_][_][_][_] Date first established
                                                   or date of conversion
                        $______________________ Portion previously taxed
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
7.  DOLLAR COST               Transfer Frequency:             Transfer to (indicate investment option and percentage):
AVERAGING                                                      ____________________ ____.0%  ______________________ ___.0%
PROGRAM                       DCA Program Options              ____________________ ____.0%  ______________________ ___.0%
--------------------------    [_] 6 month program              ____________________ ____.0%  ______________________ ___.0%
Authorized by Owner           [_] 12 month program             ____________________ ____.0%  ______________________ ___.0%
signature in Section 11.      Number of transfers____          ____________________ ____.0%  ______________________ ___.0%
                                                               ____________________ ____.0%  ______________________ ___.0%
                              Other Frequency Options
                              [_] Monthly (6 min. 24 max)      ____________________ ____.0%  ______________________ ___.0%
                              [_] Quarterly(4 min. 8 max)      ____________________ ____.0%  ______________________ ___.0%
                                                                                                               Total: 100%
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8.  OTHER                     Family Income Protector Option:
--------------------------
Please complete               [_] No  [_] Yes (Available at an additional cost, see prospectus)
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9.  MINIMUM                   Your selection cannot be changed after the policy has been issued. If no option is specified,
DEATH BENEFIT                 Option A will apply.
--------------------------    [_] Option A-Return of Premium Death Benefit. Annual Mortality and Expense (M&E) Risk Fee and
                                  Administrative Charge is 1.25%
                              [_] Option B-5% Annually Compounding Death Benefit. Maximum Annuitant issue age of 80: Annual M&E
Select one.                       Risk Fee and Administrative Charge is 1.40%
                              [_] Option C-Annual Step-Up Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk
                                  Fee and Administrative charge is 1.40%
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10. REPLACEMENT               Will this annuity replace or change any existing annuity or life insurance? [_] No [_] Yes (If Yes,
INFORMATION                   complete the following)
--------------------------    Company:                                                             Policy No.:
                              ---------------------------------------------------------------------------------------------------
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11. SIGNATURES(S)             . Unless I have notified the Company of a community or marital property interest in this policy, the
OF AUTHORIZATION                Company will rely on a good faith belief that no such interest exists and will assume no
ACCEPTANCE                      responsibility for inquiry.
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                              . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

                              . I (we) am in receipt of a current prospectus for this variable annuity.

                              . This application is subject to acceptance by Transamerica Life. If this application is rejected for any reason, Transamerica Life will be liable only for return of premiums paid.

                              [_] Check here if you want to be sent a copy of Statement of Additional information.

                              I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR MY NEEDS.

                              Signed at   City:                                     State:                      Date:
                              ---------------------------------------------------------------------------------------------------

                              Owner(s):                                                      Annuitant (if not Owner):
                              ---------------------------------------------------------------------------------------------------
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12. AGENT                     Do you have any reason to believe the annuity applied for will replace or change any existing annuity
INFORMATION                   or life insurance ? [_] No [_] Yes
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                              I HAVE REVIEWED THE APPLICANTS EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER
                              NEEDS.

                              Registered Representative/
                              Licensed Agent Name (please print):                                   Signature:
                              ---------------------------------------------------------------------------------------------------

                              Phone No.:                      SS#/TIN [_] [_] [_]-[_] [_]-[_] [_] [_] [_]     [_] A  [_] B [_] C
                              -------------------------------

                              Transamerica Life Agent #:
                              ---------------------------------------------------------------------------------------------------

                              Firm Name:
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